Scudder
Small Company
Value Fund

Semiannual Report
February 28, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which offers opportunities for long-term growth of capital by seeking undervalued stocks of small U.S. companies.

SCUDDER                    (logo)

                        Scudder Small Company Value Fund

--------------------------------------------------------------------------------
Date of Inception:  10/6/95   Total Net Assets as of       Ticker Symbol:  SCSUX
                              2/28/98: $248.1 million
--------------------------------------------------------------------------------


o For the six-month period ended February 28, 1998, Scudder Small Company Value Fund provided a total return of 13.90%, exceeding the 12.92% return of the unmanaged Russell 2000 Value Index and the 9.64% return of the broad-based Russell 2000 Index of small company stocks.


o With a 41.42% total return among its peers, the Fund ranked in the top 6%
(28th) of 490 small company funds for the one-year period according to Lipper Analytical Services.


o Reflecting the Fund's disciplined approach to investing in undervalued small company stocks, the Fund's median price-to-earnings ratio of 15.5x was roughly one-third lower than that of the small stock universe, and its median stock market capitalization was $460 million (versus $499 million for the Russell
2000).



                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Glossary of Investment Terms
  10  Investment Portfolio
  19  Financial Statements
  22  Financial Highlights
  23  Notes to Financial Statements
  26  Shareholder Meeting Results
  28  Officers and Trustees
  29  Investment Products and Services
  30  Scudder Solutions

                      2 - SCUDDER SMALL COMPANY VALUE FUND

                        Letter from the Fund's President

Dear Shareholders,

     Scudder Small Company Value Fund's most recent six-month fiscal period was characterized by challenging market conditions. Yet, the Fund provided investors with generous returns which surpassed the small-cap market indices for both the six- and twelve-month periods ended February 28, 1998.

     The third quarter of 1997 was one of the best periods in years for small-cap stocks, as they outperformed larger cap stocks by a significant margin. However, concerns over the financial crisis in Asia sent investors heading for defensive domestic issues in the fourth quarter. While concerns over Asia have abated somewhat since the beginning of 1998, large-cap stocks have continued to outperform. We find this performance perplexing considering the relatively high valuations and slower earnings expectations of large-caps this year compared to small-cap stocks. From a valuation standpoint, small-cap stocks appear to have lower risk compared to large stocks in the current environment.

     At the start of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Small Company Value Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Small Company Value Fund

                      3 - SCUDDER SMALL COMPANY VALUE FUND

                    Performance Update as of February 28, 1998

----------------------------------------
Fund Index Comparisons
----------------------------------------
                     Total Return
----------------------------------------
Period     Growth
Ended        of                Average
2/28/98   $10,000  Cumulative  Annual
----------------------------------------
Scudder Small Company Value Fund
----------------------------------------
1 Year    $ 14,142   41.42%     41.42%
Life of
Fund*     $ 18,709   87.09%     29.86%
----------------------------------------
Russell 2000 Value Index
----------------------------------------
1 Year    $ 13,389   33.89%     33.89%
Life of
Fund*     $ 17,425   74.25%     26.04%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $ 12,996   29.96%     29.96%
Life of
Fund*     $ 15,862   58.62%     21.19%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $ 13,502   35.02%     35.02%
Life of
Fund*     $ 18,895   88.95%     30.36%


----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER SMALL COMPANY VALUE FUND
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,183
2/96           $10,609
5/96           $11,672
8/96           $11,354
11/96          $12,559
2/97           $13,229
5/97           $14,320
8/97           $16,425
11/97          $17,474
2/98           $18,709

RUSSELL 2000 VALUE INDEX
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,155
2/96           $10,704
5/96           $11,511
8/96           $11,238
11/96          $12,307
2/97           $13,015
5/97           $13,875
8/97           $15,431
11/97          $16,185
2/98           $17,425

RUSSELL 2000 INDEX
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,257
2/96           $10,844
5/96           $12,115
8/96           $11,219
11/96          $11,951
2/97           $12,206
5/97           $12,959
8/97           $14,467
11/97          $14,748
2/98           $15,862

S&P 500 INDEX
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,429
2/96           $11,092
5/96           $11,657
8/96           $11,420
11/96          $13,333
2/97           $13,994
5/97           $15,086
8/97           $16,064
11/97          $17,136
2/98           $18,895

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

*The Fund commenced operations on October 6, 1995.

----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                         Yearly periods ended February 28

                               1996*        1997         1998
--------------------------------------------------------------------------------
Net Asset Value               $13.57       $15.77       $21.96
--------------------------------------------------------------------------------
Income Dividends              $  .05       $  .03       $  .02
--------------------------------------------------------------------------------
Capital Gains Distributions   $   --       $  .01       $  .30
--------------------------------------------------------------------------------
Fund Total Return (%)           6.09        24.69        41.42
--------------------------------------------------------------------------------
Russell 2000 Value Index
Total Return (%)                7.04        21.59        33.89
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                      4 - SCUDDER SMALL COMPANY VALUE FUND

                     Portfolio Summary as of February 28, 1998

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the below table.

Equity Securities                    96%
Cash Equivalents                      4%
----------------------------------------
                                    100%
----------------------------------------

The Fund seeks to be
fully invested in stocks
of small U.S. companies.


----------------------------------------
Sectors/Largest Holdings
(Excludes 4% Cash Equivs.)
----------------------------------------
 1. MANUFACTURING (19%)
    AFC Cable Systems, Inc.
    Manufacturer of electrical products

 2. FINANCIAL (14%)
    Nymagic, Inc.
    Property & casualty insurance

 3. CONSTRUCTION (11%)
    Ameron International Corp.
    Manufacturer of building products

 4. CONSUMER DISCRETIONARY (9%)
    Fabri-Centers of America
    Fabrics, crafts, patterns & sewing
    accessories

 5. UTILITIES (8%)
    Northwestern Public Service Co.
    Utilities & electric company

 6. CONSUMER STAPLES (7%)
    Guilford Mills, Inc.
    Textiles manufacturer

 7. SERVICE INDUSTRIES (6%)
    Jefferies Group, Inc.
    Financial & securities brokerage

 8. DURABLES (6%)
    Curtiss-Wright Corp.
    Produces aerospace components

 9. TECHNOLOGY (6%)
    Park Electrochemical Corp.
    Manufacturer of electrical products

10. OTHER (14%)
    Alaska Air Group, Inc.
    Airline services


----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------
                                                               Fund as
                                                                % of
                                                Russell  S&P   Russell
                                        Fund     2000*   500**  2000
----------------------------------------------------------------------
Small Companies ($ millions)
Market Capitalization                    460      499    7,371    92%

Value Orientation
P/E: Trailing Twelve Months             15.5     23.1     23.3    67%
Price/Sales                              0.9      1.8      1.5    49%
Price/Book Value                         2.1      2.8      3.3    77%


*The Russell 2000 Index is an unmanaged capitalization weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.


Reflecting the Fund's value orientation, the portfolio's average price-earnings, price-sales, and price-book value ratios are less than that of the overall small-cap market.


For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - SCUDDER SMALL COMPANY VALUE FUND

                         Portfolio Management Discussion

In the following interview, James M. Eysenbach, Philip S. Fortuna and Calvin S. Young, portfolio managers of Scudder Small Company Value Fund, discuss the Fund's strategy and the market environment during the fiscal period.

Q:  How did the Fund perform?

A: The Fund performed very well, outpacing its unmanaged benchmark, the Russell 2000 Value Index as well as the broader Russell 2000 Index for the six-month period ended February 28, 1998. Longer term, the Fund's 41.42% one-year return outdistanced both Russell indices as well as the S&P 500. This performance placed the Fund among the top 6% (28th) of 490 small-cap funds according to Lipper Analytical Services for the one-year period. The Fund continued to benefit from its disciplined approach to selecting small company stocks with attractive valuations as well as the outperformance of small company value stocks versus small company growth stocks.

Q: How did the performance of small-cap stocks compare to the broader market during the six-months?

A: Small-caps provided mixed returns. During the third quarter of 1997, small-caps rallied to outperform large-cap stocks. However, small-caps gave back much of these gains in the fourth quarter as the Asian crisis deepened and investors headed for domestically-oriented and defensive issues. Despite the fact that small-caps generally derive more of their sales and earnings domestically than large-cap stocks, small-cap indices fell more sharply in October and continued to fall in November. Meanwhile, the S&P 500 quickly recovered its losses in the month of November. In the end, the unmanaged Russell 2000 Index posted a 9.64% return; respectable, but well below the 17.62% return of the S&P 500 Index for the six-month period. Small value stocks as represented by the Russell 2000 Value Index actually fell less than the S&P 500 in October, but trailed during the recovery, ending the period with a total return of 12.92%.

Q:  How do you manage the Fund in such a changing environment?

A: Our value-driven investment approach does not change from one reporting period to the next. We simply seek to employ a consistent strategy that exploits inefficiencies in the small-cap segment of the U.S. stock market and add value through systematic stock research, risk-controlled portfolio management, and efficient trading. We do not attempt to add value through market timing, either by moving between stocks and cash or among various segments of the equity markets. Instead, we attempt to keep the Fund essentially fully-invested in small U.S. stocks.

Q:  What distinguishes this Fund from other small-cap funds?

A: The Fund is designed to provide superior risk-adjusted performance by investing in undervalued U.S. small-cap stocks. Thus, in addition to seeking above-average returns, we also pay close attention to risk as part of the portfolio management process. For example, we limit individual security risk by maintaining more than 200 holdings with a maximum position size of about 1%. We also evaluate the risk of the overall portfolio using advanced risk analysis software. This allows us to gauge the impact of a security on the Fund's risk


                      6 - SCUDDER SMALL COMPANY VALUE FUND
level before we make a final decision to add it to the portfolio. As a result of this focus on risk management, the Fund's strong returns have been accompanied by relatively low risk. From inception, the Fund has been about 20% less volatile than the Russell 2000 Index. Even compared to other small company value funds, the Fund has exhibited below-average risk.

Q:  Why does having a "value" emphasis matter in the small-cap arena?

A: In addition to lending itself to generally lower volatility, our approach is also designed to capture the attractive return characteristics of small value stocks. Small-cap value stocks have had a performance advantage over small-cap stocks over the long term (see chart). While this performance advantage is only evident in about three out of five years, that is sufficient to translate into outperformance in more than 90% of the rolling five-year periods.

Q:  What do you look at to determine attractive values?

A: We look at valuation from several perspectives by comparing a company's stock price to fundamentals such as sales, cash flow and earnings. This focus on valuation is reflected in the portfolio's current price-to-earnings (p/e) multiple of 15.5x, or roughly one-third that of the Russell 2000 Index. (The p/e is a widely used stock valuation gauge that indicates what investors are paying for a company's earnings on a per-share basis. A low "earnings multiple" can indicate an undervalued security for a given level of earnings.) Beyond low valuations, however, we also look for a catalyst that suggests that this undervaluation may result in price appreciation going forward. For example, we would prefer a "cheap" stock where the company's sales and earnings are stable or improving rather than deteriorating.

THE PRINTED DOCUMENT CONTAINS A MOUNTAIN CHART HERE

CHART TITLE:
     Small Value Stocks Outperform Small Stocks
     Annualized Return Difference:
     Russell 2000 Value - Russell 2000


CHART PERIOD:
(1983-1997 Quarterly)

CHART DATA:

 12/83      1.58
            2.76
            2.6
            3.23
 12/84      5.12
            5.08
            5.2
            6.52
 12/85      7.48
            6.39
            5.24
            5.22
 12/86      5.04
            3.46
            3.55
            3.48
 12/87      4.51
            4.83
            5.24
            4.5
 12/88      3.69
            2.71
            2.72
            1.8
 12/89      0.83
            1.15
            0.52
            0.61
 12/90      0.17
            0.16
            0.94
           -0.43
 12/91     -0.83
            0.61
            1.53
            1.5
 12/92      0.71
            1.53
            1.34
            0.85
 12/93      0.81
            1.03
            1.51
            1.49
 12/94      1.58
            1.31
            1.78
            1.05
 12/95      1.92
            1.83
            1.14
             1.9
 12/96      3.51
            3.59
            2.29
            1.73
 12/97      3.25

Values greater than zero indicate outperformance of Russell 2000 Value Index over Russell 2000 Index for rolling five-year periods.

Q:  How do you accomplish that evaluation given a universe of over 1000 stocks?

A: Our process is highly systematic, and starts with collecting extensive financial information on individual companies. Using a proprietary investment model, we analyze this data in a consistent, objective way across this large universe of small companies. Each stock is assigned a ranking based on its relative attractiveness. In addition, as

                      7 - SCUDDER SMALL COMPANY VALUE FUND
new information streams in, such as recent earnings reports, it is incorporated into the evaluation so that we can instantly see how recently released information affects the relative attractiveness of each stock. Careful consideration is then given to the risk characteristics of these stocks within the context of a diversified portfolio. We employ the assistance of advanced risk-management software to assess the millions of possibilities and identify the portfolio with the highest potential return for a given level of risk. Finally, we work with our traders to determine the most efficient means of executing our purchase and sale decisions.

Q:  How does your strategy affect portfolio turnover and taxable distributions?

A: These are both important considerations in our management of the Fund. We attempt to keep turnover at a relatively modest level -- it was about 24% annualized for the most recent six-month period. Low portfolio turnover results in lower realized gains and therefore, lower taxable capital gains distributions to shareholders, while still providing attractive total returns.

Q:  What is your outlook for small-cap value stocks and the Fund?

A: While the Fund and the Fund's universe of small-cap value stocks have performed relatively well, they have not outperformed large-cap stocks. At the end of the period large-caps were at relatively high valuations, whether compared to small-caps or small-cap value stocks. Although many factors influence the performance of small-caps, we do not expect this imbalance to continue indefinitely. Over the long term, we continue to believe that small stocks offer higher return potential. With regard to our management approach going forward, we intend to stick with our value-oriented discipline which has served the Fund so well since its inception.


                      8 - SCUDDER SMALL COMPANY VALUE FUND

                          Glossary of Investment Terms

FUNDAMENTAL         Analysis of companies based on the projected impact
RESEARCH            of management, products, sales, and earnings on balance
                    sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK        Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY           A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

MARKET              The value of a company's outstanding shares of common stock,
CAPITALIZATION      determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market Capitalization).
                    The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

OVER/UNDER          Refers to the allocation of assets -- usually by sector,
WEIGHTING           industry, or country -- within a portfolio relative to a
                    benchmark index, (i.e. the Russell 2000) or an investment universe.

PRICE/EARNINGS      A widely used gauge of a stock's valuation that indicates
RATIO (P/E) (also   what investors are  paying for a company's earnings on a
"earnings           per share basis. A higher "earnings multiple" indicates a
multiple")          higher expected growth rate and the potential for greater
                    price fluctuations.

STANDARD DEVIATION  A statistical measure of the degree to which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of future returns.


VALUE STOCK         A company whose stock price does not fully reflect its
                    intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                    Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      9 - SCUDDER SMALL COMPANY VALUE FUND

             Investment Portfolio as of February 28, 1998 (Unaudited)

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/27/98 at
  5.63%, to be repurchased at $10,901,112 on 3/2/98, collateralized by a                                          ------------
  $8,231,000 U.S. Treasury Bond, 8.75%, 5/15/17 (Cost $10,896,000) ......................     10,896,000            10,896,000
                                                                                                                  ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.7%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.8%
Apparel & Shoes 0.5%
Oxford Industries, Inc. .................................................................         37,100             1,168,650
                                                                                                                  ------------
Department & Chain Stores 2.5%
Ames Department Stores, Inc.* ...........................................................         74,000             1,156,250
Casey's General Stores, Inc. ............................................................         95,600             1,439,975
Dress Barn, Inc.* .......................................................................         29,300               855,194
Shopko Stores, Inc.* ....................................................................         50,200             1,320,888
Syms Corp.* .............................................................................        115,400             1,572,325
                                                                                                                  ------------
                                                                                                                     6,344,632
                                                                                                                  ------------
Home Furnishings 3.1%
Ethan Allen Interiors Inc. ..............................................................          6,600               367,950
Interface, Inc. .........................................................................         44,300             1,694,475
Mikasa, Inc. ............................................................................         65,500               937,469
Oneida Ltd. .............................................................................         41,400             1,107,450
Pillowtex Corp. .........................................................................         11,200               439,600
Thomas Industries, Inc. .................................................................         73,050             1,725,806
Toro Co. ................................................................................         38,000             1,524,750
                                                                                                                  ------------
                                                                                                                     7,797,500
                                                                                                                  ------------
Hotels & Casinos 0.3%
Prime Hospitality Corp. .................................................................         42,500               807,500
                                                                                                                  ------------
Recreational Products 0.2%
CPI Corp. ...............................................................................         19,800               476,438
                                                                                                                  ------------
Restaurants 0.7%
IHOP Corp.* .............................................................................         19,300               692,388
Ryan's Family Steak Houses, Inc.* .......................................................        137,100             1,135,359
                                                                                                                  ------------
                                                                                                                     1,827,747
                                                                                                                  ------------
Specialty Retail 1.5%
BT Office Products International, Inc.* .................................................         95,100             1,099,594
Fabri-Centers of America "A"* ...........................................................         58,300             1,763,575

    The accompanying notes are an integral part of the financial statements.


                      10 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Inacom Corp.* ...........................................................................         26,100               854,775
                                                                                                                  ------------
                                                                                                                     3,717,944
                                                                                                                  ------------
Consumer Staples 5.8%
Food & Beverage 3.1%
Earthgrains Co. .........................................................................         15,000               649,688
International Multifoods Corp. ..........................................................         20,000               558,750
Michael Foods, Inc. .....................................................................         61,200             1,552,950
Nash-Finch Co. ..........................................................................         84,500             1,637,188
Performance Food Group Co.* .............................................................         52,500               971,250
Pilgrim's Pride Corp. ...................................................................        121,300             1,303,975
Riviana Foods, Inc. .....................................................................         46,400             1,015,000
Seaboard Corp. ..........................................................................            300               123,600
                                                                                                                  ------------
                                                                                                                     7,812,401
                                                                                                                  ------------
Package Goods/Cosmetics 0.7%
American Safety Razor Co.* ..............................................................         78,800             1,802,550
                                                                                                                  ------------
Textiles 2.0%
Culp, Inc. ..............................................................................         64,300             1,330,206
Guilford Mills, Inc. ....................................................................         69,400             1,969,225
Hartmarx Corp. ..........................................................................        217,100             1,763,938
                                                                                                                  ------------
                                                                                                                     5,063,369
                                                                                                                  ------------
Health 1.5%
Hospital Management 0.5%
Mariner Health Group, Inc.* .............................................................         86,400             1,312,200
                                                                                                                  ------------
Medical Supply & Specialty 1.0%
Bindley Western Industries, Inc. ........................................................         58,400             1,934,500
West Co., Inc. ..........................................................................         17,900               567,206
                                                                                                                  ------------
                                                                                                                     2,501,706
                                                                                                                  ------------
Financial 13.1%
Banks 5.7%
Banknorth Group, Inc. ...................................................................         31,500             2,019,938
Bok Financial Corp. .....................................................................         10,712               526,227
Chittenden Corp. ........................................................................         42,813             1,637,635
Citizens Banking Corp. ..................................................................         26,700               897,788
F.N.B. Corp. ............................................................................         50,000             1,850,000
First Citizens BancShares, Inc. "A" .....................................................          1,200               139,200
First Federal Financial Corp.* ..........................................................         32,400             1,308,150
FirstBank Puerto Rico ...................................................................         33,400             1,321,388

    The accompanying notes are an integral part of the financial statements.


                      11 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
National Bancorp of Alaska, Inc. ........................................................         10,000             1,210,000
Riggs National Corp. ....................................................................         39,900             1,057,350
Silicon Valley Bancshares* ..............................................................          7,300               416,100
St. Francis Capital Corp. ...............................................................          6,200               269,700
UST Corporation .........................................................................         23,100               632,363
Usbancorp, Inc. .........................................................................         10,400               730,600
Webster Financial Corp. .................................................................          6,300               404,775
                                                                                                                  ------------
                                                                                                                    14,421,214
                                                                                                                  ------------
Insurance 6.9%
Acceptance Insurance Cos., Inc. .........................................................         29,200               709,925
Allied Group, Inc. ......................................................................         17,625               555,188
American Annuity Group, Inc. ............................................................         25,600               569,600
American Heritage Life Investment Corp. .................................................         25,800             1,046,513
Baldwin & Lyons, Inc. "B" ...............................................................         41,400               993,600
Capitol Transamerica Corp. ..............................................................         23,100               479,325
Delphi Financial Group, Inc. "A"* .......................................................          8,486               373,366
Fidelity National Financial, Inc. .......................................................         40,780             1,192,815
Guarantee Life Companies, Inc. ..........................................................         53,100             1,420,425
Harleysville Group, Inc. ................................................................         80,700             1,967,063
Life Re Corp. ...........................................................................         10,200               648,975
Life USA Holdings Inc.* .................................................................         45,100               693,413
Medical Assurance, Inc. .................................................................         35,260             1,026,936
Nymagic, Inc. ...........................................................................         70,900             2,127,000
Presidential Life Corp. .................................................................         71,000             1,544,250
State Auto Financial Corp. ..............................................................         38,600             1,273,800
Trenwick Group, Inc. ....................................................................         19,500               711,750
                                                                                                                  ------------
                                                                                                                    17,333,944
                                                                                                                  ------------
Business Finance 0.5%
Imperial Bancorp* .......................................................................         40,500             1,336,500
                                                                                                                  ------------
Service Industries 5.5%
EDP Services 0.1%
Electro Rent Corp.* .....................................................................          4,200               170,100
                                                                                                                  ------------
Environmental Services 1.2%
Dames & Moore, Inc. .....................................................................         81,900             1,054,463
Mine Safety Appliance Co. ...............................................................         30,200             1,872,400
                                                                                                                  ------------
                                                                                                                     2,926,863
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      12 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Investment 1.2%
Dain Rauscher Corp. .....................................................................         16,500               967,313
Jefferies Group, Inc. ...................................................................         47,800             2,118,138
                                                                                                                  ------------
                                                                                                                     3,085,451
                                                                                                                  ------------
Miscellaneous Commercial Services 1.5%
Berlitz International, Inc.* ............................................................         44,500             1,154,219
CORT Business Services Corp.* ...........................................................         11,100               446,081
McGrath Rentcorp ........................................................................         38,000               831,250
US Foodservice Inc.* ....................................................................         23,095               763,578
Volt Information Sciences, Inc.* ........................................................          9,900               520,369
                                                                                                                  ------------
                                                                                                                     3,715,497
                                                                                                                  ------------
Printing/Publishing 1.5%
Bowne & Co., Inc. .......................................................................         38,200             1,618,725
Devon Group, Inc.* ......................................................................         25,000             1,600,000
Merrill Corp. ...........................................................................         33,600               659,400
                                                                                                                  ------------
                                                                                                                     3,878,125
                                                                                                                  ------------
Durables 6.5%
Aerospace 1.9%
Banner Aerospace, Inc.* .................................................................         19,700               231,475
Curtiss-Wright Corp. ....................................................................         56,900             2,130,194
Kaman Corp. "A" .........................................................................        100,300             1,730,175
Tracor, Inc.* ...........................................................................         21,600               661,500
                                                                                                                  ------------
                                                                                                                     4,753,344
                                                                                                                  ------------
Automobiles 3.8%
Arvin Industries, Inc. ..................................................................         10,300               408,138
Coachmen Industries, Inc. ...............................................................         60,900             1,739,456
Excel Industries Inc. ...................................................................         67,200             1,335,600
Intermet Corp. ..........................................................................         73,300             1,447,675
Simpson Industries, Inc. ................................................................         88,000             1,149,500
Standard Motor Products, Inc. ...........................................................         63,500             1,309,688
Titan International, Inc. ...............................................................         73,200             1,372,500
Wynn's International, Inc. ..............................................................         30,675               778,378
                                                                                                                  ------------
                                                                                                                     9,540,935
                                                                                                                  ------------
Construction/Agricultural Equipment 0.8%
Allied Products Corp. ...................................................................         15,450               354,384

    The accompanying notes are an integral part of the financial statements.


                      13 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
NACCO Industries, Inc. "A" ..............................................................         12,600             1,638,788
                                                                                                                  ------------
                                                                                                                     1,993,172
                                                                                                                  ------------
Manufacturing 18.6%
Chemicals 1.9%
Cambrex Corp. ...........................................................................         11,150               551,925
NCH Corp. ...............................................................................         33,900             2,065,781
Stepan Co. ..............................................................................         50,000             1,393,750
The Carbide/Graphite Group, Inc.* .......................................................         23,300               712,106
                                                                                                                  ------------
                                                                                                                     4,723,562
                                                                                                                  ------------
Containers & Paper 0.1%
Shorewood Packaging Corp.* ..............................................................          8,300               203,350
                                                                                                                  ------------
Diversified Manufacturing 4.9%
ACX Technologies, Inc.* .................................................................         44,100             1,052,888
Cascade Corp. ...........................................................................        113,200             1,761,675
Griffon Corp.* ..........................................................................        100,900             1,658,544
Insilco Corp.* ..........................................................................         15,100               598,338
Justin Industries .......................................................................         51,400               668,200
Robbins & Myers, Inc. ...................................................................         47,900             1,898,038
SPS Technologies, Inc.* .................................................................         32,800             1,553,900
Scotsman Industries, Inc. ...............................................................         68,700             2,018,063
Tredegar Industries, Inc. ...............................................................         11,800               826,000
Valmont Industries ......................................................................         17,000               380,375
                                                                                                                  ------------
                                                                                                                    12,416,021
                                                                                                                  ------------
Electrical Products 2.0%
AFC Cable Systems, Inc.* ................................................................         66,675             2,371,111
Benchmark Electronics, Inc.* ............................................................         44,400             1,193,250
C&D Technologies, Inc. ..................................................................         26,700             1,395,075
                                                                                                                  ------------
                                                                                                                     4,959,436
                                                                                                                  ------------
Hand Tools 0.8%
L.S. Starrett Corp. "A" .................................................................         52,499             2,106,522
                                                                                                                  ------------
Industrial Specialty 1.7%
Apogee Enterprises, Inc. ................................................................         14,500               187,594
Applied Power, Inc. "A" .................................................................         11,200               403,200
Barnes Group, Inc. ......................................................................         59,200             1,746,400
Commercial Intertech Corp. ..............................................................         72,500             1,418,281
Spartech Corp. ..........................................................................         22,300               418,125

    The accompanying notes are an integral part of the financial statements.


                      14 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wyman-Gordon Co.* .......................................................................          8,300               166,000
                                                                                                                  ------------
                                                                                                                     4,339,600
                                                                                                                  ------------
Machinery/Components/Controls 4.6%
Amcast Industrial Corp. .................................................................         59,400             1,314,225
Columbus McKinnon Corp. .................................................................         79,700             1,853,025
DT Industries, Inc. .....................................................................          6,300               222,075
Gleason Corp. ...........................................................................         54,100             1,805,588
Mueller Industries, Inc.* ...............................................................          5,500               303,188
Reliance Steel & Aluminum Co. ...........................................................         46,100             1,625,025
Sequa Corp. "A"* ........................................................................         24,800             1,864,650
Shaw Group, Inc.* .......................................................................         29,100               698,400
Tennant Company .........................................................................         45,000             1,636,875
Zero Corporation ........................................................................         12,600               333,900
                                                                                                                  ------------
                                                                                                                    11,656,951
                                                                                                                  ------------
Office Equipment/Supplies 1.0%
CSS Industries, Inc.* ...................................................................         49,000             1,727,250
General Binding Corp. ...................................................................         26,900               850,713
                                                                                                                  ------------
                                                                                                                     2,577,963
                                                                                                                  ------------
Wholesale Distributors 1.6%
A.M. Castle & Co. .......................................................................         54,400             1,312,400
Applied Industrial Technology, Inc. .....................................................         40,425             1,051,050
Hughes Supply, Inc. .....................................................................         45,250             1,569,609
                                                                                                                  ------------
                                                                                                                     3,933,059
                                                                                                                  ------------
Technology 6.1%
Computer Software 0.6%
MTS Systems Corp. .......................................................................         96,500             1,574,156
                                                                                                                  ------------
Diverse Electronic Products 1.1%
Cubic Corp. .............................................................................         38,500             1,063,563
Esterline Technologies Corp.* ...........................................................         40,400             1,590,750
                                                                                                                  ------------
                                                                                                                     2,654,313
                                                                                                                  ------------
EDP Peripherals 0.6%
In Focus Systems, Inc.* .................................................................         35,600             1,421,775
                                                                                                                  ------------
Electronic Components/Distributors 2.7%
CTS Corp. ...............................................................................         47,500             1,528,906
CompuCom Systems, Inc.* .................................................................        103,000               907,688
MicroAge Inc.* ..........................................................................         58,600               754,475

    The accompanying notes are an integral part of the financial statements.


                      15 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Park Electrochemical Corp. ..............................................................         53,200             1,709,050
Pioneer Standard Electronics, Inc. ......................................................         85,800             1,415,700
Rogers Corp.* ...........................................................................         15,600               600,600
                                                                                                                  ------------
                                                                                                                     6,916,419
                                                                                                                  ------------
Electronic Data Processing 0.1%
Sequent Computer Systems, Inc.* .........................................................          6,300               133,481
                                                                                                                  ------------
Military Electronics 0.6%
Tech-Sym Corp.* .........................................................................         58,700             1,548,213
                                                                                                                  ------------
Semiconductors 0.4%
Siliconix, Inc.* ........................................................................         24,700             1,040,488
                                                                                                                  ------------
Energy 3.3%
Oil & Gas Production 1.5%
Benton Oil & Gas Co.* ...................................................................         62,700               779,831
Plains Resources, Inc.* .................................................................         65,700             1,038,881
Tesoro Petroleum Corp.* .................................................................        109,835             1,819,142
                                                                                                                  ------------
                                                                                                                     3,637,854
                                                                                                                  ------------
Oil Companies 0.1%
Giant Industries, Inc. ..................................................................         18,200               331,013
                                                                                                                  ------------
Oilfield Services/Equipment 1.7%
Cliffs Drilling Co.* ....................................................................         13,400               519,250
Pool Energy Services Co.* ...............................................................         96,400             2,277,450
Pride International Inc.* ...............................................................         23,500               536,094
RPC, Inc. ...............................................................................         91,500             1,035,094
                                                                                                                  ------------
                                                                                                                     4,367,888
                                                                                                                  ------------
Metals & Minerals 5.0%
Steel & Metals
Armco, Inc.* ............................................................................        257,200             1,366,375
Brush Wellman, Inc. .....................................................................         71,200             1,922,400
Carpenter Technology Corp. ..............................................................          1,100                52,044
Citation Corp.* .........................................................................         66,400             1,286,500
Cleveland-Cliffs, Inc. ..................................................................         26,700             1,371,713
Commercial Metals Co. ...................................................................         19,200               614,400
Commonwealth Industries Inc. ............................................................         64,200               934,913
Lone Star Technologies* .................................................................         15,600               483,600
National Steel Corp. "B" ................................................................         88,200             1,367,100
Quanex Corp. ............................................................................         51,500             1,705,938

    The accompanying notes are an integral part of the financial statements.


                      16 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
RMI Titanium Co.* .......................................................................         48,200             1,144,750
Shiloh Industries, Inc.* ................................................................         15,300               319,388
                                                                                                                  ------------
                                                                                                                    12,569,121
                                                                                                                  ------------
Construction 10.3%
Building Materials 5.3%
Ameron International Corp. ..............................................................         34,300             2,055,856
Butler Manufacturing Co. ................................................................         13,100               461,775
Florida Rock Industries, Inc. ...........................................................         66,200             1,729,475
Giant Cement Holding, Inc.* .............................................................         50,000             1,300,000
Lone Star Industries, Inc. ..............................................................         31,100             1,873,775
Puerto Rican Cement Co., Inc. ...........................................................         40,400             1,868,500
Southdown, Inc. .........................................................................         14,100               902,400
Texas Industries, Inc. ..................................................................         12,700               717,550
Triangle Pacific Corp.* .................................................................         37,700             1,357,200
Universal Forest Products, Inc. .........................................................         73,700             1,169,988
                                                                                                                  ------------
                                                                                                                    13,436,519
                                                                                                                  ------------
Building Products 1.4%
NCI Building Systems, Inc.* .............................................................         28,300             1,117,850
Nortek, Inc. ............................................................................         20,800               647,400
Zurn Industries, Inc. ...................................................................         39,800             1,746,225
                                                                                                                  ------------
                                                                                                                     3,511,475
                                                                                                                  ------------
Homebuilding 2.8%
Champion Enterprises, Inc.* .............................................................          9,200               231,150
D.R. Horton, Inc. .......................................................................         31,200               727,350
Del Webb Corp. ..........................................................................         47,800             1,529,600
NVR Inc. ................................................................................         45,200             1,463,350
Skyline Corp. ...........................................................................         16,200               517,388
Standard Pacific Corp. ..................................................................         57,900             1,002,394
U.S. Home Corp.* ........................................................................         37,600             1,647,350
                                                                                                                  ------------
                                                                                                                     7,118,582
                                                                                                                  ------------
Miscellaneous 0.8%
Granite Construction, Inc. ..............................................................         71,200             1,886,800
                                                                                                                  ------------
Transportation 3.4%
Air Freight 0.6%
Circle International Group, Inc. ........................................................         55,200             1,559,400
                                                                                                                  ------------
Airlines 0.9%
Alaska Air Group Inc.* ..................................................................         42,300             2,329,144
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      17 - SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Marine Transportation 0.7%
Avondale Industries, Inc.* ..............................................................         61,100             1,756,625
                                                                                                                  ------------
Trucking 1.2%
Roadway Express, Inc. ...................................................................         47,800             1,099,400
USFreightways Corp. .....................................................................         22,500               786,094
Yellow Corp.* ...........................................................................         51,100             1,076,294
                                                                                                                  ------------
                                                                                                                     2,961,788
                                                                                                                  ------------
Utilities 7.8%
Electric Utilities 6.1%
Black Hills Corp. .......................................................................         37,300             1,221,575
Central Hudson Gas & Electric Co. .......................................................         27,400             1,113,125
Central Louisiana Electric Co. ..........................................................         25,200               819,000
Commonwealth Energy System Cos. .........................................................         62,500             2,253,906
El Paso Electric Co.* ...................................................................        275,700             1,878,206
Northwestern Public Service Co. .........................................................        106,100             2,453,563
SIGCORP, Inc. ...........................................................................         28,100               811,388
TNP Enterprises Inc. ....................................................................         73,500             2,361,188
United Illuminating Co. .................................................................         51,600             2,376,825
                                                                                                                  ------------
                                                                                                                    15,288,776
                                                                                                                  ------------
Natural Gas Distribution 1.7%
Energen Corp. ...........................................................................         50,300             1,952,269
Laclede Gas Co. .........................................................................         50,300             1,248,069
North Carolina Natural Gas Corp. ........................................................         23,550               581,391
Southern Union Co. ......................................................................         25,310               604,276
                                                                                                                  ------------
                                                                                                                     4,386,005
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $196,380,906)                                                                            241,134,081
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $207,276,906) (a)                                                       252,030,081
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $207,276,906. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $44,753,175. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $46,897,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,144,801.

*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                      18 - SCUDDER SMALL COMPANY VALUE FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $207,276,906) ................       $ 252,030,081
                Cash .................................................................              53,393
                Receivable for Fund shares sold ......................................             745,286
                Dividends and interest receivable ....................................             239,822
                Deferred organization expense ........................................              12,540
                Other assets .........................................................                 661
                                                                                            ----------------
                Total assets .........................................................         253,081,783
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                Payable for investments purchased ....................................           4,559,271
                Payable for Fund shares redeemed .....................................             200,974
                Accrued management fee ...............................................             136,117
                Other payables and accrued expenses ..................................              80,376
                                                                                            ----------------
                Total liabilities ....................................................           4,976,738
               ---------------------------------------------------------------------------------------------
                Net assets, at market value                                                  $ 248,105,045
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Accumulated distributions in excess of net investment income .........             (51,178)
                Net unrealized appreciation (depreciation) on investments ............          44,753,175
                Accumulated net realized gain (loss) .................................           6,050,161
                Paid-in capital ......................................................         197,352,887
               ---------------------------------------------------------------------------------------------
                Net assets, at market value                                                  $ 248,105,045
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share
                  ($248,105,045 / 11,297,988 outstanding shares of beneficial
                  interest, $.01 par value, unlimited number of shares                      ----------------
                  authorized) ........................................................              $21.96
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      19 - SCUDDER SMALL COMPANY VALUE FUND

                             Statement of Operations

                 six months ended February 28, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                Income:
                Dividends (net of foreign taxes withheld of $2,141) ..................       $   1,076,216
                Interest .............................................................             317,515
                                                                                            ----------------
                                                                                                 1,393,731
                                                                                            ----------------
                Expenses:
                Management fee .......................................................             710,032
                Services to shareholders .............................................             396,845
                Custodian and accounting fees ........................................              56,824
                Trustees' fees and expenses ..........................................              19,872
                Registration fees ....................................................              41,678
                Reports to shareholders ..............................................              17,336
                Auditing .............................................................              10,804
                Legal ................................................................               5,267
                Amortization of organization expense .................................               2,156
                Other ................................................................               5,291
                                                                                            ----------------
                                                                                                 1,266,105
               ---------------------------------------------------------------------------------------------
                Net investment income                                                              127,626
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                Net realized gain (loss) from investments ............................           6,578,046
                Net unrealized appreciation (depreciation) during the period on
                  investments ........................................................          16,575,276
               ---------------------------------------------------------------------------------------------
                Net gain (loss) on investment transactions                                      23,153,322
               ---------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------
                Net increase (decrease) in net assets resulting from operations              $  23,280,948
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - SCUDDER SMALL COMPANY VALUE FUND

                       Statements of Changes in Net Assets

                                                                                   Six Months
                                                                                      Ended             Year
                                                                                   February 28,         Ended
                                                                                       1998           August 31,
Increase (Decrease) in Net Assets                                                  (Unaudited)           1997
------------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .......................................     $    127,626       $     51,548
               Net realized gain (loss) from investment transactions .......        6,578,046          2,467,254
               Net unrealized appreciation (depreciation) on
                 investment transactions during the period .................       16,575,276         25,374,837
                                                                                -----------------  ----------------
               Net increase (decrease) in net assets resulting from
                 operations ................................................       23,280,948         27,893,639
                                                                                -----------------  ----------------
               Distributions to shareholders from:
               Net investment income .......................................         (197,998)          (127,322)
                                                                                -----------------  ----------------
               Net realized gains ..........................................       (2,969,965)           (18,189)
                                                                                -----------------  ----------------
               Fund share transactions:
               Proceeds from shares sold ...................................      129,578,176         67,337,610
               Net asset value of shares issued to shareholders in
                 reinvestment of distributions .............................        3,041,559            138,706
               Cost of shares redeemed .....................................      (28,166,914)       (13,069,182)
               Redemption fees .............................................          140,417             56,374
                                                                                -----------------  ----------------
               Net increase (decrease) in net assets from Fund share
                 transactions ..............................................      104,593,238         54,463,508
                                                                                -----------------  ----------------
               Increase (decrease) in net assets ...........................      124,706,223         82,211,636
               Net assets at beginning of period ...........................      123,398,822         41,187,186
               Net assets at end of period (including accumulated
                 distributions in excess of net investment income of
                 $51,178 and undistributed net investment income                -----------------  ----------------
                 of $19,194, respectively) .................................     $248,105,045       $123,398,822
                                                                                -----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ...................        6,303,515          3,034,156
                                                                                -----------------  ----------------
               Shares sold .................................................        6,216,536          4,061,936
               Shares issued to shareholders in reinvestment of
                 distributions .............................................          148,152              9,042
               Shares redeemed .............................................       (1,370,215)          (801,619)
                                                                                -----------------  ----------------
               Net increase (decrease) in Fund shares ......................        4,994,473          3,269,359
                                                                                -----------------  ----------------
               Shares outstanding at end of period .........................       11,297,988          6,303,515
                                                                                -----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      21 - SCUDDER SMALL COMPANY VALUE FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                        October 6, 1995
                                                                      Six Months                        (commencement of
                                                                         Ended          Year Ended       operations) to
                                                                   February 28, 1997    August 31,         August 31,
                                                                      (Unaudited)          1997               1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................         $19.58            $13.57           $12.00
Income from investment operations:                                 --------------------------------------------------------
Net investment income .........................................            .01               .01              .07
Net realized and unrealized gain on investment transactions ...           2.67              6.03             1.53
                                                                   --------------------------------------------------------
Total from investment operations ..............................           2.68              6.04             1.60
                                                                   --------------------------------------------------------
Less distributions:
From net investment income ....................................           (.02)             (.03)            (.05)
From net realized gains on investment transactions ............           (.30)             (.01)              --
                                                                   --------------------------------------------------------
Total distributions ...........................................           (.32)             (.04)            (.05)
                                                                   --------------------------------------------------------
Redemption fees ...............................................            .02               .01              .02
                                                                   --------------------------------------------------------
Net asset value, end of period ................................         $21.96            $19.58           $13.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................................          13.90**           44.67(b)         13.54(b)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................            248               123               41
Ratio of operating expenses, net to average daily net
  assets (%) ..................................................           1.32*             1.50             1.50*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) .............................           1.32*             1.63             2.61*
Ratio of net investment income to average daily net
  assets (%) ..................................................            .13*              .07              .67*
Portfolio turnover rate (%) ...................................           23.6*             43.6             34.0*
Average commission rate paid ..................................         $.0355            $.0332           $.0364

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                      22 - SCUDDER SMALL COMPANY VALUE FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income tax was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions


                      23 - SCUDDER SMALL COMPANY VALUE FUND
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $120,730,744 and $21,803,842, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser had agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the six months ended February 28, 1998, the Adviser imposed fees amounting to $710,032.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SSC aggregated $320,246, of which $59,127 was unpaid at February 28, 1998.


                      24 - SCUDDER SMALL COMPANY VALUE FUND

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by STC aggregated $65,267, of which $19,265 was unpaid at February 28, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At February 28, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $6,795.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SFAC aggregated $43,070, of which $6,891 was unpaid at February 28, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1998, Trustees' fees and expenses aggregated $19,872.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      25 - SCUDDER SMALL COMPANY VALUE FUND

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Small Company Value Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.



                                               Number of Votes:
                                               ----------------

                 Trustee                For                      Withheld
                 -------                ---                      --------

    Paul Bancroft III                3,524,830                   150,103

    Sheryle J. Bolton                3,528,545                   146,388

    William T. Burgin                3,528,862                   146,071

    Thomas J. Devine                 3,522,716                   152,217

    Keith R. Fox                     5,530,288                   144,645

    William H. Luers                 3,528,383                   146,550

    Wilson Nolen                     3,528,591                   146,342

    Daniel Pierce                    3,528,945                   145,988

    Kathryn L. Quirk                 3,527,053                   147,880

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For                Against           Abstain        Broker Non-Votes*
         ---                -------           -------        -----------------

      3,440,407             133,973           100,553             160,458

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

          For              Against           Abstain         Broker Non-Votes*
          ---              -------           -------         -----------------

       3,130,865           244,744           138,866              160,458



                     26 - SCUDDER SMALL COMPANY VALUE FUND

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

          For              Against          Abstain       Broker Non-Votes*
          ---              -------          -------       -----------------

       3,295,054           210,684          167,882            151,237

5.    To approve the revision of certain fundamental investment policies.

                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
           Fundamental Policies                    For            Against           Abstain         Non-Votes*
           --------------------                    ---            -------           -------         ----------

      5.1  Diversification                      3,164,951         208,601           140,923          160,458

      5.2  Borrowing                            3,152,588         221,209           140,678          160,458

      5.3  Senior securities                    3,161,309         211,613           141,553          160,458

      5.4  Concentration                        3,159,579         215,685           139,211          160,458

      5.5  Underwriting of securities           3,165,458         208,756           140,261          160,458

      5.6  Investment in real estate            3,161,744         189,787           162,944          160,458

      5.7  Purchase of physical                 3,161,555         189,177           163,743          160,458
           commodities

      5.8  Lending                              3,162,369         189,499           162,607          160,458

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

                  For                Against                Abstain
                  ---                -------                -------


               3,499,887              62,484                112,562

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     27 - SCUDDER SMALL COMPANY VALUE FUND

                             Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor,  Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary

*Scudder Kemper Investments, Inc.


                     28 - SCUDDER SMALL COMPANY VALUE FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                     29 - Scudder Small Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                     30 - Scudder Small Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York




                     31 - SCUDDER SMALL COMPANY VALUE FUND

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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